SUBSEQUENT EVENT (DETAILS) (Reinsurance Agreement [Member], USD $) In Millions, unless otherwise specified	0 Months Ended
Apr. 10, 2013
Reinsurance Agreement [Member]
Subsequent Event [Line Items]
Subsequent Event, Date	Apr. 10, 2013
Subsequent Event, Description	On April 10, 2013, MLOA entered into an agreement with Protective Life Insurance Company (“Protective Life”) to reinsure an in-force book of life insurance and annuity policies, written primarily prior to 2004. Upon the closing of the agreement, MLOA will receive consideration totaling $373 million. The transaction, which is subject to regulatory approvals and the satisfaction of other customary conditions, is expected to close in 2013.
Cash Consideration Estimate From Reinsurance Transaction	$ 373